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                                                              EXHIBIT 10.18(a)

                               [OPTEL LETTERHEAD]

                                                             MEMORANDUM

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FROM: Louis Brunel                                   PERSONAL & CONFIDENTIAL
TO:   Mike Katzenstein
DATE: January 14, 1998

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     Pursuant to our discussions, your memorandum of November 18, 1997, and the understandings you have received upon and following your joining our Company, OpTel hereby renews and extends the term of your existing contract of employment dated September 15, 1995 for an additional two years -- from November 16, 1998 to November 15, 2000 - with the following changes:

     1. Base salary shall be $182,000 per annum, subject to upward adjustment in accordance with Company policy from time to time.

     2. As of April 2000, the Company car policy for Vice Presidents will apply to you, in lieu of the existing arrangements. See my memorandum of August 21, 1997, attached hereto.

     3. You expressly waive any right to a three year bonus payment, unless the same shall be generally applicable to Vice President level employees. You acknowledge that currently the only Bonus Plan implemented at OpTel is the one attached hereto. This plan is subject to change as the Board of Directors may decide in the future.

     4. Your stock option is as set forth in that certain Stock Option Agreement dated November 12, 1996, and the Stock Option Plan, as it may be amended, each as attached hereto.

Sincerely,

/s/ LOUIS BRUNEL
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Louis Brunel
Chief Executive Officer

                                            Accepted and Agreed:

                                            /s/ MICHAEL E. KATZENSTEIN
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                                                Michael E. Katzenstein

LB/al
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